UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2015

NorthWestern Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10499 (Commission File Number)	46-0172280 (IRS Employer Identification No.)
3010 W. 69th Street Sioux Falls, South Dakota (Address of principal executive offices)		57108 (Zip Code)
(605) 978-2900 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On April 23, 2015, NorthWestern Corporation d/b/a NorthWestern Energy (NYSE: NWE) (the “Company”) issued a press release (the “Press Release”) discussing financial results for the three-month period ended March 31, 2015, and reaffirming earnings guidance for 2015 in the range of $3.10 to $3.30 per diluted share. The Press Release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
The information in this Current Report on Form 8-K provided under Item 2.02 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information provided under Item 2.02 in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 7.01 Regulation FD Disclosure.
Annual Meeting Presentation. On April 23, 2015 at 10:00 a.m. Central Time, the Company will hold its annual meeting of stockholders at its South Dakota / Nebraska Operational Support Office, 600 Market Street, Huron, South Dakota. During the annual meeting, Robert C. Rowe, president and chief executive officer of the Company will make a presentation (the "Annual Meeting Presentation") to stockholders and other attendees that will discuss the operations of the business.
A live webcast of the annual meeting can be accessed from the Company’s website at www.northwesternenergy.com under the “Our Company / Investor Relations / Presentations and Webcasts” heading or by visiting http://www.videonewswire.com/event.asp?id=102004.
Investor Call Presentation. Also as previously announced and as stated in the Press Release, the Company will host an investor conference call and webcast on April 23, 2015, at 3:00 p.m. Eastern time to review its financial results. During the conference call, Mr. Rowe and Brian B. Bird, vice president and chief financial officer of the Company will make a slide presentation (the "Investor Call Presentation") concerning the Company's financial results.
A live webcast of the investor conference call can be accessed from the Company’s website at www.northwesternenergy.com under the "Our Company / Investor Relations / Presentations and Webcasts" heading or by visiting www.videonewswire.com/event.asp?id=101966. To listen and view the slideshow presentation, please go to the site at least 10 minutes in advance of the call to register. An archived webcast will be available shortly after the call and will be available for one year. A telephonic replay of the call will be available for one month beginning at 6:00 p.m. Eastern time on April 23, 2015, at (888) 203-1112, access code 3190257.
Copies of the Annual Meeting Presentation and Investor Call Presentation are being furnished pursuant to Regulation FD as Exhibits 99.2 and 99.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The information in the presentations shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the presentations shall not be deemed to be incorporated by reference into the Company's filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except as set forth with respect thereto in any such filing.

Item 9.01	Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
99.1*	Press Release dated April 23, 2015
99.2*	Annual Meeting Presentation, dated April 23, 2015
99.3*	Investor Call Presentation, dated April 23, 2015

* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWESTERN CORPORATION

By:	/s/ Timothy P. Olson
Timothy P. Olson
Corporate Secretary

Date: April 23, 2015

Index to Exhibits

EXHIBIT NO.	DESCRIPTION OF DOCUMENT
99.1*	Press Release dated April 23, 2015
99.2*	Annual Meeting Presentation, dated April 23, 2015
99.3*	Investor Call Presentation, dated April 23, 2015

* filed herewith